EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Nordson Corporation (the “Company”) on Form 10-K for the year ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward P. Campbell, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ EDWARD P. CAMPBELL
_______________________________________ Edward P. Campbell
Chairman of the Board of Directors
and Chief Executive Officer

January 14, 2005

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